                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [x] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 BILLSERV, INC.
                (Names of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
 [x] No fee required.
 [ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11
       1)   Title of each class of securities to which transaction applies:

            ---------------------------------------------------------

       2)   Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------

       3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

       4)   Proposed maximum aggregate value of transaction:
                                                             -------------------

       5)   Total fee paid:
                            ----------------------------------------------------

                                                                 MICHAEL R. LONG
                                                           CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER





April __, 2002



Dear Billserv, Inc. Stockholder:

I am pleased to invite you to Billserv, Inc.'s Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on Thursday, May 23, 2002, at the Airport Hilton Hotel, 611 N.W. Loop 410, San Antonio, Texas 78216.

At the meeting, you and the other stockholders will be asked to (1) elect three directors to the Billserv, Inc. Board of Directors; (2) approve an amendment to the 1999 Non-Employee Director Plan; and (3) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about Billserv, Inc. and its operations in the enclosed Proxy Statement and Annual Report.

We hope you can join us on May 23. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please MARK your votes on the enclosed proxy, SIGN AND DATE THE PROXY, and RETURN it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

Thank you for your investment in our company. We look forward to seeing you at the meeting.

Yours truly,



/s/ Michael R. Long
--------------------
Michael R. Long

                                                                  BILLSERV, INC.
                                             211 NORTH LOOP 1604 EAST, SUITE 100
                                                        SAN ANTONIO, TEXAS 78232


April__, 2002


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

Billserv, Inc. will hold its Annual Meeting of Stockholders at the Airport Hilton Hotel, 611 NW Loop 410, San Antonio, Texas 78216 on Thursday, May 23, 2002 at 10:00 a.m.

We are holding this meeting:

   o To elect three directors to serve until the 2005 Annual Meeting of Stockholders;

   o To approve an amendment to the 1999 Non-Employee Director Plan of Billserv, Inc.;

   o To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2002; and

   o     To transact any other business that properly comes before the meeting.

Your Board of Directors has selected APRIL 1, 2002 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at Billserv, Inc., 211 North Loop 1604 East, Suite 100, San Antonio, Texas, 78232 for ten days before the meeting.

This Notice of Annual Meeting, Proxy Statement and proxy card are being distributed on or about April ___, 2002.

By Order of the Board of Directors,



/s/ Marshall N. Millard
---------------------------
Marshall N. Millard
Secretary


                                TABLE OF CONTENTS


GENERAL INFORMATION..................................................................................   7

ITEM 1. ELECTION OF DIRECTORS........................................................................   9
     Nominees for Election to a Three Year Term Ending with the 2005 Annual
        Meeting......................................................................................   9
     Directors Continuing in Office Until the 2003 Annual Meeting of Stockholders....................  10
     Directors Continuing in Office Until the 2004 Annual Meeting of Stockholders....................  11
     Compensation of Directors.......................................................................  12
     Committees of the Board of Directors; Meetings..................................................  13

STOCK OWNERSHIP......................................................................................  14
     Beneficial Ownership of Certain Stockholders, Directors and Executive Officers..................  14
     Section 16(a) Beneficial Ownership Reporting Compliance.........................................  15

MANAGEMENT...........................................................................................  15
     Executive Officers..............................................................................  15

BOARD REPORT ON EXECUTIVE COMPENSATION...............................................................  16
     Compensation Policy.............................................................................  16
     Compensation of Executive Officers..............................................................  17
     Employment Contracts and Change in Control Arrangements.........................................  19
     Compensation Committee Interlocks and Insider Participation.....................................  20
     Stock Performance Graph.........................................................................  20

ITEM 2. APPROVAL OF AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTOR PLAN.................................  20
     General.........................................................................................  20
     Terms and Conditions............................................................................  20

ITEM 3. RATIFICATION OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS..............................................................................  21

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS...........................................................  21

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.....................................................  22

FINANCIAL STATEMENTS.................................................................................  22

OTHER MATTERS........................................................................................  23

SOLICITATION.........................................................................................  23

ATTACHMENTS.......................................................................................... A-1



ANNEX A - 1999 NON-EMPLOYEE DIRECTOR PLAN, WITH PROPOSED AMENDMENT ANNEX B - AUDIT COMMITTEE CHARTER, AS AMENDED

Shareholders may receive a copy of any report filed by the Company with the Securities and Exchange Commission by sending a written request to:

                              Mr. Marshall Millard
                           Secretary of Billserv, Inc.
                       211 North Loop 1604 East, Suite 100
                              San Antonio, TX 78232


                                            GENERAL INFORMATION


Q:   WHO IS SOLICITING MY PROXY?
                                                            A:   You may vote your shares either in person or
A:   We, the Board of Directors of Billserv,                     by proxy. To vote by proxy, you should mark,
     Inc., are sending you this Proxy Statement                  date, sign and mail the enclosed proxy in the
     in connection with our solicitation of proxies              enclosed prepaid envelope. Giving a proxy will
     for use at Billserv, Inc.'s 2002 Annual                     not affect your right to vote your shares
     Meeting of Stockholders. Certain directors,                 if you attend the Annual Meeting and want to
     officers and employees of Billserv, Inc. also               vote in person--by voting you automatically
     may solicit proxies on our behalf by mail,                  revoke your proxy. You also may revoke your
     phone, fax or in  person.                                   proxy at any time before the voting by giving
                                                                 the Secretary of Billserv, Inc. written notice
Q:   WHO IS PAYING FOR THIS SOLICITATION?                        of your revocation or by submitting a later-
                                                                 dated proxy. If you execute, date and return
A:   Billserv, Inc. will pay for the solicitation                your proxy but do not mark your voting
     of proxies. Billserv, Inc. will also reimburse              preference, the individuals named as proxies
     banks, brokers, custodians, nominees and                    will vote your shares FOR the election of the
     fiduciaries for their reasonable charges and                nominees for director; FOR the approval of the
     expenses in forwarding our proxy materials to               amendment to the 1999 Non-Employee Director
     the beneficial owners of Billserv, Inc. common              Plan; and FOR ratification of ERNST & YOUNG
     stock.                                                      LLP as the Company's independent auditors for
                                                                 the current fiscal year.
Q:   WHAT AM I VOTING ON?
                                                            Q:   WHAT CONSTITUTES A QUORUM?
A:   Three items: (1) the election of Terri A.
     Hunter, Peter G. Kirby and Richard B. Bergman          A:   Voting can take place at the Annual Meeting
     to the Board of Directors; (2) the approval of              only if stockholders owning a majority of the
     an amendment to the 1999 Non-Employee Director              voting power of the common stock (that is a
     Plan, increasing the number of shares available             majority of the total number of votes entitled
     under that Plan to 800,000; and (3) the                     to be cast) are present in person or represented
     ratification of ERNST & YOUNG LLP as the                    by effective proxies. On the record date,
     Company's independent auditors for the current              Billserv, Inc. had ________________ voting
     fiscal year.                                                shares of common stock outstanding. Both
                                                                 abstentions and broker non-votes (situations
Q:   WHO CAN VOTE?                                               in which a broker holding your shares in
                                                                 "street" or "nominee" name indicates to us on
A:   Only those who owned common stock at the close              a proxy that you have not voted and it lacks
     of business on APRIL 1, 2002, the record date               discretionary authority to vote your shares)
     for the Annual Meeting, can vote. If you owned              are counted as present for
     common stock on the record date, you have one
     vote per share for each matter presented at
     the Annual Meeting.

Q:   HOW DO I VOTE?

                                        7.


     purposes of establishing the quorum necessary               the proposals submitted at the upcoming Annual
     for the meeting to proceed.                                 Meeting.

Q:   WHAT VOTE OF THE STOCKHOLDERS WILL RESULT              Q:   WILL THERE BE OTHER MATTERS PROPOSED AT THE
     IN THE MATTERS BEING PASSED?                                2002 ANNUAL MEETING?

A:   ELECTION OF DIRECTORS. Directors need the              A:   Billserv, Inc.'s Bylaws limit the matters
     affirmative vote of holders of a plurality of               presented at the upcoming Annual Meeting to
     the voting power present to be elected. At                  those in the notice of the meeting, those
     this year's meeting, the three nominees                     otherwise properly presented by the Board of
     receiving the greatest number of votes will be              Directors and those presented by stockholders
     deemed to have received a plurality of the                  so long as the stockholder has given the
     voting power present. Neither abstentions nor               Secretary written notice of the matter on or
     broker non-votes will have any effect on the                before December 31, 2001. We do not expect any
     election of directors.                                      other matter to come before the meeting. If
                                                                 any other matter is presented at the Annual
     APPROVAL OF THE AMENDMENT TO THE 1999                       Meeting, your signed proxy gives the
     NON-EMPLOYEE DIRECTOR PLAN. To approve the                  individuals named as proxies authority to vote
     amendment to the 1999 Non-Employee Director                 your shares in their discretion.
     Plan, stockholders holding a majority of the
     shares represented in person or by proxy at            Q:   WHEN ARE 2003 STOCKHOLDER PROPOSALS DUE IF
     the meeting must affirmatively vote to approve              THEY ARE TO BE INCLUDED IN THE COMPANY'S PROXY
     the matter. In this case, abstentions have the              MATERIALS?
     same effect as a vote "against" the proposal,
     while broker non-votes have no effect at all.          A:   To be considered for presentation at Billserv,
                                                                 Inc.'s 2003 Annual Meeting of Stockholders and
     RATIFICATION OF ERNST & YOUNG LLP. Like the                 included in the Company's proxy statement, a
     vote required to approve the Plan, as                       stockholder proposal must be received at
     described above, stockholders holding a                     Billserv, Inc.'s offices no later than
     majority of the shares represented in person                December 31, 2002. To curtail controversy as
     or by proxy at the upcoming Annual Meeting                  to the date on which a proposal was received
     must affirmatively vote to ratify ERNST &                   by the Company, we suggest that proponents
     YOUNG, LLP as the Company's independent                     submit their proposals by certified mail,
     auditors for the current fiscal year.                       return receipt requested.
     Abstentions continue to have the same effect
     as votes "against" the proposal and broker
     non-votes continue to have no effect at all.

Q:   HOW DOES THE BOARD RECOMMEND THAT WE VOTE ON
     THE MATTERS PROPOSED?

A:   The Board of Directors of Billserv, Inc., Inc.
     unanimously recommends that stockholders vote
     FOR each of

                                       8.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

         The Board of Directors of Billserv, Inc. has currently set the number of directors constituting the whole board at seven. As established by the Company's Bylaws, these directors are divided into three classes serving staggered three-year terms. The directors were re-classified in 2001 as a result of the increased number of directors serving on the Board.

         The individuals named as proxies will vote the enclosed proxy for the election of the nominees unless you direct them to withhold your votes. If any of the nominees become unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board. We recommend a vote FOR the nominees.

         Below are the names and ages of the nominees for directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

NOMINEES FOR ELECTION TO A THREE YEAR TERM ENDING WITH THE 2005 ANNUAL MEETING CLASS III DIRECTORS


         o  Terri A. Hunter                 Age 38, a director since 2001, nominee

                                            Ms. Hunter joined the Company in April 2000 as it Chief
                                            Financial Officer. She possesses over sixteen years of
                                            analytical and management experience in finance, accounting, and investor relations for public companies. Most recently, from October 1999 to May 2000, Ms. Hunter was Vice President,
                                            Finance and Investor Relations, for Clear Channel
                                            Communications, Inc., a global leader in the out-of-home
                                            advertising industry with radio, television, and outdoor
                                            displays in 37 countries around the world. Ms. Hunter was also employed with U.S. Long Distance, Inc. and its spin-off
                                            company, Billing Concepts, Inc., from February 1993 to October
                                            1999, where she lead their financial planning and analysis functions, as well as investor relations. In addition, Ms.
                                            Hunter has held various finance and accounting roles with
                                            Electronic Data Systems, and Cullen/Frost Bankers, since her graduation in May 1985 from the University of Texas at Austin.
                                            She also serves on the Board of Directors for the San Antonio chapter of the National Investor Relations Institute.

         o  Peter G. Kirby                  Age   62, a director since 2001, nominee

                                       9.

                                            Mr. Kirby is a tenured professor of
         management at Our Lady of the Lake University in San Antonio, Texas, where he has served for the past twelve years.


         o  Richard B. Bergman              Age 62, a director since 2001, nominee

                                            Mr. Bergman has served as a Director and Partner of
                                            Bergman, Igel, Kaplan & Associates, a business
                                            consulting firm located in New York, Washington, D.C.
                                            and Florida, since 2000. From 1999 to 2000, he served as
                                            a consultant for Glass America, an auto glass and
                                            commercial glazing company in Chicago, Illinois. From
                                            1989 to 1999, he was a business consultant to numerous
                                            companies in various industries.


DIRECTORS SERVING THREE YEAR TERMS ENDING WITH THE 2003 ANNUAL MEETING CLASS II
DIRECTORS

         o  Louis A. Hoch                   Age 36, a director since 1998.

                                            Mr. Hoch joined the Company as President and Chief
                                            Operating Officer in November 1998. Mr. Hoch's
                                            background has been primarily in the telecommunications
                                            industry in which he has over 10 years of experience.
                                            Most recently, from April to November 1998, Mr. Hoch was
                                            the Subject Matter Expert for Call Centers in Telecom,
                                            at Andersen Consulting. His leadership in the call
                                            center industry was acknowledged by Andersen Consulting
                                            when it classified his processes and technology
                                            architecture to be one of their guidelines for best
                                            practices in call center development. While employed at
                                            U. S. Long Distance, Inc. and its spin-off company,
                                            Billing Concepts, Inc., from June 1991 to April 1998,
                                            Mr. Hoch successfully built large billing systems that
                                            were proven flexible enough to sustain exponential
                                            growth in record volumes, and call centers that
                                            integrated the latest in technology and processes.
                                            During his tenure at Billing Concepts, Mr. Hoch held
                                            successive positions; as a Tech Support Representative,
                                            Program Analyst, Program Manager, MIS Manager, and
                                            finally, Director of Information Technology. Mr. Hoch
                                            holds a B.B.A. in Computer Information Systems and an
                                            M.B.A. in International Business Management, both from
                                            Our Lady of the Lake University. He is certified as a
                                            Computer Professional (CCP) by the Institute for
                                            Certification of Computing Professionals (ICCP).

                                      10.

         o  Roger R. Hemminghaus            Age 65, a director since 1999.

                                            Mr. Hemminghaus was named Chairman Emeritus of Ultramar
                                            Diamond Shamrock January 1, 2000. In December 1996 he
                                            became Chairman and Chief Executive Officer of Ultramar
                                            Diamond Shamrock Corp. following the merger of Diamond
                                            Shamrock, Inc. and Ultramar Corporation. Prior to the
                                            merger, Mr. Hemminghaus was Chairman, Chief Executive
                                            Officer and President of Diamond Shamrock, Inc. After
                                            serving four years as a naval officer involved in
                                            nuclear power development, Hemminghaus started his
                                            career in the refining and marketing industry in 1962 as
                                            an engineer for Exxon, USA. Before joining a predecessor
                                            company to Diamond Shamrock in 1984, Mr. Hemminghaus
                                            held various management positions in the areas of
                                            refining, distribution, petroleum products and natural
                                            gas. Hemminghaus is on the board of directors of CTS
                                            Corporation, Luby's, Inc., Southwest Research Institute,
                                            Tandy Brands Accessories, Inc. and Xcel Energy, Inc. He
                                            is a past Chairman of the Federal Reserve Bank of Dallas
                                            and former Chairman of the National Petrochemicals and
                                            Refiners Association. Hemminghaus is the Chairman of the
                                            Board of Regents of Texas Lutheran University.


CLASS I DIRECTORS

         o  Michael R. Long                 Age 57, a director since 1998.

                                            Mr. Long became a director, and Chairman and Chief
                                            Executive Officer of the Company, in November 1998. Mr.
                                            Long has over 29 years of senior executive management
                                            and systems development experience in six publicly
                                            traded companies, and has successfully operated his own
                                            systems consulting business. Mr. Long has held positions
                                            at U.S. Long Distance Corp., as Vice President of
                                            Management Information Systems from December 1993 to
                                            August 1996; Billing Concepts, Inc., as Vice President
                                            of Information Technologies from August 1996 to June
                                            1997, and Andersen Consulting as Business Development
                                            Director, Financial Services, from October 1997 to
                                            November 1998.


                                      11.

         o  E. Scott Crist                  Age 37, a director since 1999.

                                            Mr. Crist is Managing Director of Crist Ventures and a
                                            general partner of Venture Bridge LP, an early-stage
                                            venture capital fund. He is Chairman of the Board of
                                            Office e-Procure, Inc., an office supply procurement
                                            company utilizing Web-based procurement technologies. He
                                            is also the former CEO and founder of Telscape
                                            International, Inc., (NASDAQ) an integrated
                                            communications company focused on emerging markets. Mr.
                                            Crist was formerly President and CEO for Matrix, a
                                            telecommunications company that ranked #7 on the INC.
                                            MAGAZINE list of the 500 fastest growing private
                                            companies in the U.S in 1995. Mr. Crist was named an
                                            ENTREPRENEUR OF THE YEAR by CNN/ NASDAQ/Ernst & Young in
                                            1999. He is on the Board of several early-stage
                                            technology companies. Mr. Crist has an M.B.A. from the
                                            Kellogg School at Northwestern University and a B.S. in
                                            Electrical Engineering from NC State University. He is
                                            on the faculty at Rice University's Graduate Business
                                            School.


COMPENSATION OF DIRECTORS

         In 2001, Billserv, Inc. provided compensation to non-employee directors of $1,000 for each board meeting attended, and reimbursement of certain out-of-pocket expenses. The Company and its stockholders have previously approved the 1999 Non-Employee Director Plan which authorizes the discretionary issuance of up to 500,000 shares of common stock to the non-employee directors of Billserv, Inc.

         Upon joining the Board of Directors, both Mr. Crist and Mr. Hemminghaus were issued options to purchase shares of the Company's common stock. On January 4, 1999, Mr. Crist was issued options to purchase 40,000 shares at an exercise price of $2.81 per share. Mr. Hemminghaus was issued options to purchase 80,000 shares at an exercise price of $5.18 on April 6, 1999. On April 17, 2000, Messrs. Hemminghaus and Crist were each issued options to purchase 35,000 shares at an exercise price of $11.25 per share. On December 28, 2000, each was issued options to purchase 50,000 shares at an exercise price of $2.06 per share. On October 31, 2001, each was issued options to purchase 40,000 shares at an exercise price of $0.86 per share.


                                      12.

      Mr. Kirby joined the Board of Directors in June 2001, at which time he was issued an option to purchase 10,000 shares of the Company's common stock at an exercise price of $2.07 per share. On October 31, 2001, Mr. Kirby was issued an option to purchase 8,000 shares at an exercise price of $0.86 per share.

      Mr. Bergman joined the Board of Directors in October 2001, at which time he was issued an option to purchase 100,000 shares of the Company's common stock at an exercise price of $0.88 per share.

      Those directors who also serve as employees of the Company receive no additional compensation for their service on the Board of Directors.



COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

      Billserv, Inc. has the following two standing committees:

THE AUDIT COMMITTEE

      o Meets periodically with Billserv, Inc.'s independent auditors to review the general scope of audit coverage, including consideration of the Company's accounting practices and procedures, its system of internal accounting controls and financial reporting.

      o Makes recommendations to the Board of Directors with respect to appointment of the Committee's independent auditors.

      The Audit Committee met two times during the 2001 fiscal year. The current members of this Committee are Mr. Crist, Mr. Hemminghaus, Mr. Kirby and Mr. Bergman.

      The Board of Directors has approved an Audit Committee charter which outlines the responsibilities of the Audit Committee and the appropriate procedures necessary to meet those responsibilities. A copy of the Audit Committee charter, as amended, is attached to this proxy statement as Annex B.

COMPENSATION COMMITTEE

      o Recommends to the Board of Directors annual salaries for senior management.

      o In consultation with senior management, recommends to the Board of Directors the administration and grant of incentive awards.

      On April 6, 1999, the Board of Directors created the Compensation Committee. The initial members of this Committee were Mr. Crist and Mr. Long. In October of 1999, Mr. Hemminghaus replaced Mr. Long on this Committee. During 2001, the Compensation

                                      13.

      committee met twice. The current members of the Compensation Committee are Mr. Crist, Mr. Hemminghaus, Mr. Kirby and Mr. Bergman.

ENTIRE BOARD

      o During 2001, the entire Board of Directors of Billserv, Inc. met 3 times for regular and special meetings. During this period, each director attended all meetings of the Board of Directors and any committee on which he served. The Board also acted by unanimous written consent on several occasions.

STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 20, 2002, by:

o     each of our named executive officers and directors;

o     all of our executive officers and directors as a group; and

o each person, or group of affiliated persons, known to us to own beneficially more than 5% of our common stock.

The table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and common stock options within 60 days of March 20, 2002. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each executive officer and director is c/o Billserv, Inc., 211 North Loop 1604 East, Suite 100, San Antonio, Texas 78232.


                                                                                    Shares
                                                                            Beneficially Owned (1)
                                                                            ----------------------

                                      Name                                Number            Percentage
                                      ----                                ------            ----------
RS Investment Management Co., LLC (2) ..............................     3,600,000               17.5%

CheckFree Investment Corporation (3)................................     3,140,742               15.3%
Robert Evans (4)....................................................     1,876,700                9.1%
Michael Procacci, Jr. (5)...........................................     1,173,600                5.7%
Louis A. Hoch ......................................................     1,159,033                5.6%
Michael R. Long ....................................................       735,000                3.6%
Marshall N. Millard.................................................       222,796                1.1%
Terri A. Hunter.....................................................        64,880                0.3%
Anthony L. Diamond .................................................        43,166                0.2%

                                      14.

Roger R. Hemminghaus................................................       122,098                0.6%
E. Scott Crist .....................................................        81,998                0.4%
All officers and directors as a group, nine (9) persons, including
     the executive officers and directors listed above .............     2,451,671               11.9%

      (1) BASED ON A TOTAL OF 20,581,126 SHARES ISSUED AND OUTSTANDING AS OF MARCH 20, 2002.
      (2) INCLUDES THE FOLLOWING INVESTORS AS A GROUP: RS INVESTMENT MANAGEMENT, L.P.; RS GROWTH GROUP, LLC; RS DIVERSIFIED GROWTH FUND; AND RS PAISLEY PACIFIC FUND, L.P. REFLECTS BENEFICIAL OWNERSHIP ACCORDING TO 13D FILING WITH THE SEC ON NOVEMBER 2, 2001.
      (3) REFLECTS BENEFICIAL OWNERSHIP ACCORDING TO 13G FILING WITH THE SEC ON FEBRUARY 13, 2002.
      (4) REFLECTS BENEFICIAL OWNERSHIP ACCORDING TO 13G FILING WITH THE SEC ON DECEMBER 11, 2001.
      (5) REFLECTS BENEFICIAL OWNERSHIP ACCORDING TO 13G FILING WITH THE SEC ON DECEMBER 5, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of Billserv, Inc.'s common stock must report their initial ownership of the common stock, and any changes in that ownership, to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, Billserv, Inc. believes all persons subject to reporting timely filed the required reports in 2001.

                                   MANAGEMENT

EXECUTIVE OFFICERS

      Below are the names and ages of the Executive Officers of Billserv, Inc. and a brief description of their prior experience and qualifications.


      o  Michael R. Long            See biography of Mr. Long on page 11.

      o  Louis A. Hoch              See biography of Mr. Hoch on page 10.

      o  Terri A. Hunter            See biography of Ms. Hunter on page 9.

      o  Anthony L. Diamond         Age 41, Senior Vice President, Sales and Marketing

                                    Mr. Diamond joined the Company in June 2000. He brought
                                    to Billserv, Inc. over 17 years of sales and marketing
                                    leadership from varied industries. Throughout his
                                    career, he has specialized in assessing corporate
                                    challenges, creating high performance operations and
                                    successfully launching new products. In 1995, upon
                                    leaving Azrock Industries as its Director of Marketing,
                                    Mr. Diamond founded Diamond, Werkenthien & Associates, a
                                    sales and marketing consulting firm with domestic and
                                    international clients. In June 1998,


                                      15.

                                    he sold his interest and joined a client company, Paris
                                    Technologies, as Vice President of Marketing, where he
                                    built the channel strategy and introduced a new database
                                    technology to mid-size businesses throughout North
                                    America, Europe and Australia. In September 1999, Mr.
                                    Diamond became Vice President, Sales and Marketing at
                                    FAS, Inc., a leading provider of monitoring and
                                    Internet-based reporting on construction lending
                                    projects to major lenders nationwide. Mr. Diamond holds
                                    a degree in Advertising from the University of Texas at
                                    Austin.

      o  Marshall N. Millard        Age 40, Senior Vice President, General Counsel

                                    Mr. Millard joined the Company in November 1998. He has
                                    more than fifteen years of experience providing legal
                                    counsel to publicly and privately held companies. From
                                    1993 to 1998, he held corporate counsel positions at
                                    U.S. Long Distance, Inc. and its spin-off company,
                                    Billing Concepts, Inc. He is licensed to practice law in
                                    the Supreme Court and all lower courts in the State of
                                    Texas, the federal court for the Western District of
                                    Texas, and the Fifth Circuit Court of Appeals.

BOARD REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

      Compensation decisions for the executive officers of Billserv, Inc. for compensation paid during the year ended December 31, 2001, were made by the Compensation Committee.

      The Company's goal is to attract, retain and reward a highly competent and productive employee group. To do so, the Board of Directors has determined that it is in the best interest of the Company to provide a total compensation package that competes favorably with those offered within the electronic commerce industry, general industry and the geographic areas in which Billserv, Inc. operates. The Company's current compensation package includes a mix of base salary, short-term and long-term incentive opportunities and other employee benefits. Changes in compensation are based on the individual's performance, the Company's financial performance and the competitive marketplace. The Board considers the median level of the market as competitive.

      BASE SALARY. The base salary policy provides for compensation at competitive levels. Increases in executive base salary are awarded for individual performance based on the executive's performance plan. These performance plans contain specific measures, both quantitative and qualitative, related to financial achievements of the Company. Increases generally reflect established merit increase guidelines applicable to all salaried employees.

                                      16.

      OPTION PLANS. In addition to the foregoing, directors, officers and employees of Billserv, Inc. may be compensated through awards of options to purchase common stock of the Company.

COMPENSATION OF EXECUTIVE OFFICERS

The following Summary Compensation Table sets forth summary information as to compensation received by the Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers as of December 31, 2001 (collectively, the "named executive officers"), for services rendered to Billserv, Inc. in all capacities during fiscal years ended 2001, 2000, and 1999:














                                      17.

                                                                        Long-Term
                                               Annual              Compensation Awards
                                            Compensation               Securities                 All
                                     ----------------------------      Underlying                Other
Name & Principal Positions           Fiscal Year    Salary (1)         Options (#)         Compensation (2)
--------------------------           -----------    ----------         -----------         ----------------

Michael R. Long ...................      2001      $190,000              325,000                $11,074
     Chairman and CEO                    2000      $188,046              165,000                $11,275
                                         1999      $140,000              100,000                    ---

Louis A. Hoch......................      2001      $175,000              250,000                $ 1,596
     President and COO                   2000      $164,231               90,000                $   513
                                         1999      $134,615              100,000                     --

Terri A. Hunter....................      2001      $145,000              150,000                $ 1,368
     Executive Vice President            2000      $ 94,885              125,000                $   223
     and CFO                             1999            --                   --                     --

Anthony L. Diamond.................      2001      $145,000              100,000                $ 1,653
     Executive Vice President            2000      $ 60,367              125,000                $   193
     and CFO                             1999            --                   --                     --

Marshall N. Millard................      2001      $120,000               30,000                $ 1,368
     Secretary, Senior Vice              2000      $113,846               50,000                $   356
     President and General               1999      $ 94,000               40,000                     --
     Counsel
-----------

(1) Each of the named executives has entered into employment agreements expiring on December 31, 2002, which provide for annual salary and bonuses at the discretion of the Board of Directors, as well as health benefits. Ms. Hunter and Mr. Diamond joined the Company in April 2000 and June 2000, respectively. In 2002, each of the named officers is to receive salary compensation as follows: Mr. Long, $190,000; Mr. Hoch, $175,000; Ms. Hunter, $145,000; Mr. Diamond, $145,000; and Mr. Millard, $120,000.
(2)   Reflects premiums paid for group term life insurance coverage.









                                      18.

The following table provides information regarding the grant of stock options during fiscal year 2001 to the named executive officers.


                                  Number         % of Total                                     Potential Realizable
                                    of            Options         Exercise                              Value
                                Securities       Granted to          Or                           at Assumed Annual
                                Underlying      Employees in         Base                           Rates of Stock
                                 Options           Fiscal           Price       Expiration      Price Appreciation for
            Name                 Granted            2001          ($/Share)        Date            Option Term (1)
            ----                 -------            ----          ---------        ----       --------------------------
                                                                                                 5% ($)       10% ($)
                                                                                                 ------       -------
Michael R. Long ............     325,000           17.6%            $0.86        10/31/11       $175,776     $445,451

Louis A. Hoch...............     250,000           13.5%            $0.86        10/31/11       $135,212     $342,655

Terri A. Hunter.............     150,000            8.1%            $0.86        10/31/11       $ 81,127     $205,593

Anthony L. Diamond..........     100,000            5.4%            $0.86        10/31/11       $ 54,085     $137,062

Marshall N. Millard.........      30,000            1.6%            $0.86        10/31/11       $ 16,225     $ 41,119

-----------------------------


1. The potential realizable value is calculated based on the term of the option and is calculated by assuming that the fair market value of common stock on the date of the grant as determined by the Board appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and the common stock received therefore is sold on the last day of the term of the option for the appreciated price. The 5% and 10% rates of appreciation are derived from the rules of the SEC and do not reflect our estimate of future stock price appreciation. The actual value realized may be greater or less than the potential realizable values set forth in the table.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

      Billserv, Inc. has entered into employment agreements with its five executive officers. These agreements expire December 31, 2002 and provide for an annual salary, bonuses at the discretion of the Board of Directors, and health benefits. In 2002, each of the named officers are to receive salary compensation as follows: Mr. Long, $190,000; Mr. Hoch, $175,000; Ms. Hunter, $145,000; Mr.
Diamond, $145,000; and Mr. Millard, $120,000.

      The Company's agreements with its executive officers provide for change in control protection for each executive, as the Company may terminate any such agreement not later than thirty (30) days after a change of control. In such event, the executive would be entitled to deferred compensation. Deferred compensation is calculated as the greater of (A) the base salary payments the executive would have received had his or her employment continued for the remaining term of the agreement (including yearly increases calculated at the maximum increase for the prior two years); or (B) an amount equal to 2.95 times the highest annual compensation earned by the executive in the past two years. In addition, the executive would be entitled to all of the benefits otherwise provided in the agreement (such as automobile expenses) during a certain period of time defined in the agreement as the greater of the remaining term of the agreement or one year. The executive may also be entitled to an amount equal to the pro rata portion of the bonus compensation for the year in which the executive's employment


                                      19.

is terminated determined on the basis of the number of days elapsed in such year prior to such termination. Upon termination of employment, each employee is prohibited from competing with the Company for a period of two (2) years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Currently, the Compensation Committee consists of Mssrs. Crist, Hemminghaus, Kirby, and Bergman, none of whom are employees of the Company.

      Mr. Hoch serves as an advisory director to Office e-Procure, Inc., an office supply procurement company utilizing Web-based procurement technologies. Mr. Crist is Chairman of the Board of Office e-Procure, Inc.

STOCK PERFORMANCE GRAPH

                   12/31/00      3/31/01      6/30/01      9/30/01     12/31/01
                   --------      -------      -------      -------     --------
Billserv, Inc.        100          .84          .80          .32          .42

Nasdaq Composite      100          .74          .87          .61          .79

Nasdaq Computer       100          .69          .84          .52          .76


                                     ITEM 2.
          APPROVAL OF AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTOR PLAN

GENERAL

      On December 16, 1999, the stockholders approved the 1999 Non-Employee Director Plan of Billserv, Inc., the text of which is attached as ANNEX A to this Proxy Statement. The Board of Directors now proposes to increase the number of shares available under the plan by 300,000, for a total of 800,000. The material features of the Non-Employee Director Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Non-Employee Director Plan.

      The purpose of the Non-Employee Director Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent non-employee directors, upon whose efforts and judgment the success of the Company (including its subsidiaries) is largely dependent. In furtherance of this purpose, the Non-Employee Director Plan authorizes the granting of non-qualified stock options ("Options") to purchase common stock to such directors. Currently, a total of 500,000 shares of common stock is reserved for issuance upon the exercise of the Options. However, the Board of Directors proposes to amend the Non-Employee Director Plan to increase the number of shares available to 800,000 shares.

TERMS AND CONDITIONS

      Under the Non-Employee Director Plan, options must be granted at an exercise price per share that is no less than the fair market value of the common stock at the date of grant. The exercise price of an option may be paid in cash, certified or cashier's check, money order, or by delivery of already owned shares of common stock having a fair market value equal to the exercise price (to the extent such shares have been owned by the optionee for at least six months and only if permitted by the applicable option agreement), or by delivery of a combination of such methods.


                                      20.

      The options are not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, the option is exercisable only by him, his guardian or legal representative.

      The expiration date of each option shall not exceed ten (10) years from the date of the grant. The Non-Employee Director Plan will automatically terminate on July 10, 2009, and any option outstanding on such date will remain outstanding until it has either expired or been exercised.

      The Board of Directors believes that the Non-Employee Director Plan assists in attracting and retaining qualified non-employee directors and has the effect of more significantly aligning the interests of the non-employee directors with the Billserv, Inc. stockholders. The Board of Directors believes that increasing the number of shares under the Non-Employee Director Plan to 800,000 will also increase this effect.

      We recommend a vote FOR the approval of the amendment to the 1999 Non-Employee Director Plan of Billserv, Inc.


                                     ITEM 3.
            RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

      The Board of Directors of the Company, upon recommendation of its Audit Committee, has appointed ERNST & YOUNG LLP as independent auditors to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2002 and to render other professional services as required.

      The Company is submitting the appointment of ERNST & YOUNG LLP to stockholders to obtain your ratification. Representatives of ERNST & YOUNG LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

      We recommend a vote FOR the ratification of ERNST & YOUNG LLP as the independent auditors for the current fiscal year.

                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

      A stockholder may recommend a nominee to become a director of Billserv, Inc. by giving the secretary of the Company (at the address set forth above) a written notice setting forth certain information, including: (1) the name, age, and business and residence addresses of the person intended to be nominated, (2) a representation that the nominating stockholder is in fact a holder of record of Billserv, Inc. common stock entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified, (3) a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination, (4) any other information about the nominee that must be disclosed in proxy


                                      21.

solicitations under Rule 14(a) of the Securities Exchange Act of 1934 and (5) the nominee's written consent to serve, if elected. Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals.

      The Company's 2003 annual meeting of stockholders is currently scheduled for May 2003. Copies of the Company's Bylaws are available upon written request made to the secretary of Billserv, Inc. at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in Billserv, Inc.'s proxy materials for a meeting of stockholders. The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and the Company's Bylaws.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

The accounting firm of Ernst & Young LLP has acted as independent accountants to audit the financial statements of the Company and its consolidated subsidiaries since 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

Ernst & Young LLP billed the Company a total of $61,375.00 for professional services in connection with the audit of the 2001 financial statements.

FINANCIAL INFORMATION SYSTEMS REVIEW FEES

Ernst & Young LLP billed the Company $28,158.00 during 2001 for professional services in connection with the review and evaluation of financial information systems and related controls for purposes of obtaining a SAS 70 certification.

ALL OTHER FEES

Ernst & Young LLP billed the Company a total of $22,545.00 for other services rendered during 2001. Substantially all of these fees related to tax planning, tax return preparation and SEC registration statement review fees. The Audit Committee of the Board does not consider the provision of the services described above by Ernst & Young LLP to be incompatible with the maintenance of Ernst & Young LLP's independence.


FINANCIAL STATEMENTS

      The Company's audited financial statements for the fiscal year ended December 31, 2001 and Management's Discussion and Analysis of Financial Condition and Results of Operations are incorporated herein by reference to Company's 2001 Annual Report on Form 10-K as filed


                                      22.

with the Securities and Exchange Commission which is being mailed to stockholders with this Proxy Statement.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business that will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders. If other matters are presented it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

SOLICITATION

      The cost of soliciting Proxies in the accompanying form will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone or fax. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy materials to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO MR. MARSHALL MILLARD, SECRETARY, BILLSERV, INC., 211 NORTH LOOP 1604 EAST, SUITE 100, SAN ANTONIO, TEXAS 78232. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF APRIL 1, 2002, HE OR SHE WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

      Please SIGN and RETURN the enclosed Proxy promptly.

      By Order of the Board of Directors:

      MARSHALL MILLARD

      Secretary

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY





                                      23.

                                                                         ANNEX A


                                 BILLSERV, INC.

                         1999 NON-EMPLOYEE DIRECTOR PLAN


      1. PURPOSE. The purpose of this Plan is to advance the interests of Billserv, Inc., a Nevada corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

      2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

            (a)   "Board" shall mean the Board of Directors of Billserv, Inc.

            (b) "Committee" shall mean the committee, if any, appointed by the Board pursuant to Section 12 hereof.

            (c) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 or Section 5 hereof.

            (d) "Director" shall mean a member of the Board or a member of the board of directors of a Parent on the date of adoption of the Plan.

            (e) "Eligible Person(s)" shall mean those persons who are Directors of the Company or a Parent and who are not employees of the Company or a Subsidiary.

            (f) "Fair Market Value" of a Share on any date of reference shall be the closing price on the business day immediately preceding such date. For this purpose, the closing price of the Shares on any business day shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sales price of Shares on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Shares are included in the Nasdaq National Market or are reported on a consolidated transaction reporting system, the closing price of the Shares on such system, (iii) if Shares are otherwise quoted on the Nasdaq system, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Shares on such system, and (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for Shares as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five
(5) of the ten (10) preceding days.

            (g) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

            (h) "Nonqualified Stock Option" shall mean an option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

            (i) "Option" shall mean any option granted under Section 4 or 5 of this Plan.

            (j) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.

            (k) "Parent" shall mean a parent corporation of the Company as defined in Section 424(c) of the Code, if any.

            (l)   "Payment Date" shall have the meaning set forth in Section
2(a).

            (m) "Plan" shall mean this 1999 Non-Employee Director Plan of Billserv, Inc.

            (n) "Prior Plan" shall mean any plan which may have been in place prior to the execution of this plan.

            (o) "Share(s)" shall mean a share or shares of the common stock, ($0.001 per value, of the Company.

            (p) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

      3. SHARES AND OPTIONS. The maximum number of Shares to be issued pursuant to Options under this Plan shall be Eight Hundred Thousand (800,000) Shares. Shares issued pursuant to Options granted under this Plan may be issued from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. Any Option granted hereunder shall be a Nonqualified Stock Option.

      4. AUTOMATIC GRANT OF OPTIONS. (a) Options shall automatically be granted to Directors as provided in this Section 4. Each Option shall be evidenced by an option agreement (an "Option Agreement") and shall contain such terms as are not inconsistent with this Plan or any applicable law. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

            (b) The Options automatically granted to Directors under this Plan shall be in addition to regular director's fees and other benefits with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.

            (c) No Options shall otherwise be granted hereunder, and neither the Board nor the Committee, if any, shall have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

      5. OPTION PRICE. (a) The Option price per Share of any Option granted pursuant to this Plan shall be one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

      6. EXERCISE OF OPTIONS. Options may be exercised at any time after the date on which the Options, or any portion thereof, are vested until the Option expires pursuant to Section 7; provided, however, that no Option shall be exercisable prior to six (6) months from the Date of Grant. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option Agreement, (ii) full payment of the aggregate Option price of the Shares as to which the Option is exercised has been made and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements. Pursuant to procedures approved by the Committee, tax withholding requirements, at the option of an Optionee, may be met by withholding Shares otherwise deliverable to the Optionee upon the exercise of an Option. Unless further limited by the Committee in any Option Agreement, the Option price of any Shares purchased shall be paid solely in cash by certified or cashier's check, by money order, with Shares (but with Shares only if permitted by the Option Agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Shares are received by the Company.

      7. TERMINATION OF OPTION PERIOD. The unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (a) one (1) year after the date that an Optionee ceases to be a Director (including for this purpose a Director of a Parent) by reason of death of the Optionee, or;

            (b) the tenth (10th) anniversary of the Date of Grant of the Option.

      8. ADJUSTMENT OF SHARES. (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

            (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under this Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

            (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

      In addition, the Committee shall make such adjustments in the Option price and the number of shares covered by outstanding Options that are required to prevent dilution or enlargement of the rights of the holders of such Options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, spin-off or any other change in capital structure of the Company.

            (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

            (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      9. TRANSFERABILITY OF OPTIONS. Each Option Agreement shall provide that such Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and that, so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise the related Option

      10. ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan, any Option Agreement or any law or regulation, including, but not limited to. the following:

            (i) A representation, warranty or agreement by the Optionee to the Company, at the time any Option is exercised, that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

            (ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

      Share certificates issued to an Optionee who is a party to any stockholder agreement or a similar agreement shall bear the legends contained in such agreements.

      11. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by a stock option committee (the "Committee") consisting of not fewer than two (2) members of the Board; provided, however, that if no Committee is appointed, the Board shall administer this Plan and in such case all references to the Committee shall be deemed to be references to the Board. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The determinations and the interpretation and construction of any provision of this Plan by the Committee shall be final and conclusive.

            (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the written approval of a majority of the members of the Committee.

            (d) This Plan is intended and has been drafted to comply with Rule 16b-3, as amended, under the Securities Exchange Act of 1934, as amended. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

            (e) This Plan shall not be amended more than once every six (6) months, other than to comport with applicable changes to the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      12. INTERPRETATION. (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision never been included in this Plan.

            (b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA EXCEPT TO THE EXTENT SUPERSEDED BY THE LAWS OF THE UNITED STATES OR THE PROPERTY LAWS OF ANY STATE.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

      13. SECTION 83(B) ELECTION. If as a result of exercising an Option an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Code, then such Optionee may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Shares are transferred to such Optionee, the excess of the Fair Market Value of such Shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b) election described above, the Optionee shall (i) make such election in a manner that is satisfactory to the Committee,
(ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such withholding as the Committee may reasonably require in its sole and absolute discretion.

      14. EFFECTIVE DATE AND TERMINATION DATE. This Plan is adopted as of January 4, 1999, but shall only become effective upon effectiveness of the Company's Registration Statement filed under the Securities Exchange Act of 1934, as amended. The effective date of any amendment to the Plan is the date on which the Board adopted such amendment; provided, however, if this Plan is not approved by the stockholders of the Company within twelve (12) months after the effective date, then, in such event, this Plan and all Options granted pursuant to this Plan shall be null and void. This Plan shall terminate on July 10, 2009, and any Option outstanding on such date will remain outstanding until it has either expired or has been exercised.

                                                                         ANNEX B


                                 Billserv, Inc.

                             Audit Committee Charter



ORGANIZATION

The Audit Committee (the "Committee") of the board of directors (the "Board") shall be comprised of at least two (2) directors who are independent of management and Billserv, Inc. (the "Company"). The Board shall appoint the members of the Committee. Members of the Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Committee members will be financially literate, and in particular, the chair of the Committee will have accounting or related financial management expertise, as determined in the business judgment of the Board.

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

STATEMENT OF POLICY

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Board, the independent auditors, and the financial management of the Company.

Consistent with the duties and function of the Board, generally, the Committee has oversight, not managerial duties and authorities in discharging its responsibilities. The Committee has only the responsibilities specified below. Accordingly, it is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles; rather, those matters are the responsibility of management and the outside auditor. Similarly, it is not the responsibility of the Committee to conduct investigations, to ensure compliance with laws or the Company's corporate compliance program or any code of ethics.

The Committee will, of necessity, rely upon management and the outside audits in carrying out the responsibilities specified in this Charter. Accordingly, there can be no assurance that the Company's financial statements will necessarily be in accordance with generally accepted accounting principles, and not contain any material inaccuracies, whether or not the Committee discharges the responsibilities specified in this Charter.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to oversee for the Board and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee shall:

o Obtain the full Board's approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

o Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

o Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the Board and the Committee, as the shareholders' representatives, and that these shareholder representatives have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Review and concur with management's appointment, termination, or replacement of the chief financial officer of the Company.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's chief financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

o Retain internal audit services to investigate or review matters that in its judgment require independent investigation.

o Inquire of management, the chief financial officer, and the independent auditors about significant risk or exposures and assess the steps management has taken to minimize such risks to the Company.

o Review the quarterly financial statements with financial management and the independent auditors, including the results of the independent auditors' reviews of the quarterly financial statements, to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

o Review and discuss the audited financial statements to be contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements. Based on these interviews and discussions, recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of audit, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the board of directors. If requested by the Board, invite the independent auditors to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly any other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review and discuss with the independent auditors the nature and scope of any disclosed relationship or professional services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors.

o Review management's procedures to minimize contracting for consulting and other professional services provided by the independent auditor or its affiliates.

o Review the report of the Committee in the annual proxy statement to shareholders disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in any proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.